                                                                                                   EXHIBIT (99)A


  CERTIFICATEHOLDER'S STATEMENT FOR YEAR ENDING DECEMBER 1995

      First of America Credit Card Master Trust Series 1995-1


      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the Pooling and
      Servicing Agreement"), among First of America Bank - Michigan, N.A., as Seller and Servicer
      (in its capacity as Servicer, "FOABM"), First of America Bank - Illinois, N.A., as Seller,
      and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 1995-1
      Supplement, dated as of June 1, 1995, FOABM as Servicer is required to prepare certain information annually regarding distributions to Certificateholders and the performance of the First of America Credit Card Master Trust (the "Trust"). The information which is required to be prepared with respect to the year ended December 31, 1995, and with respect to the performance of the Trust during 1995 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Series
      1995-1 Certificate (a "Certificate").  Certain other information is presented based on the aggregate amounts for the Trust as a whole.  Capitalized terms used in this Annual
      Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 1995-1 Supplement.

  A.  Information Regarding Distributions to the Class A Certificateholders

      1.  The total amount of the distribution to Class A Certificateholders per $1,000 original
          certificate principal amount                                                                      $36.4552056

      2.  The amount of the distribution set forth in paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 original certificate principal amount                        $36.4552056

      3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on
          the Class A Certificates, per $1,000 original certificate principal amount                         $0.0000000

  B.  Class A Investor Charge-Offs and Reimbursement of Charge-Offs

      1.  The Amount of Class A Investor Charge-Offs                                                         $0.0000000

      2.  The amount of Class A Investor Charge-Offs set forth in paragraph 1 above, per $1,000
          original certificate principal amount                                                              $0.0000000

      3.  The total amount reimbursed in respect of Class A Investor Charge-Offs                             $0.0000000

      4.  The amount set forth in paragraph 3 above, per $1,000 original certificate principal
          amount                                                                                             $0.0000000

      5.  The amount, if any, by which the outstanding principal balance of the Class A
          Certificates exceeds the Class A Invested Amount after giving effect to all transactions
          on such Distribution Date                                                                          $0.0000000

  C.  Information Regarding Distributions to the Class B Certificateholders

      1.  The total amount of the distribution to Class B Certificateholders per $1,000 original
          certificate principal amount                                                                      $37.1752055

      2.  The amount of the distribution set forth in paragraph 1 above in respect of interest on
          the Class B Certificates, per $1,000 original certificate principal amount                        $37.1752055

      3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on
          the Class B Certificates, per $1,000 original certificate principal amount                         $0.0000000

  D.  Class B Investor Charge-Offs and Reimbursement of Charge-Offs

      1.  The Amount of Class B Investor Charge-Offs                                                         $0.0000000

      2.  The amount of Class B Investor Charge-Offs set forth in paragraph 1 above, per
          $1,000 original certificate principal amount                                                       $0.0000000

      3.  The total amount reimbursed in respect of Class B Investor Charge-Offs                             $0.0000000

      4.  The amount set forth in paragraph 3 above, per $1,000 original certificate principal
          amount                                                                                             $0.0000000

      5.  The amount, if any, by which the outstanding principal balance of the Class B
          Certificates exceeds the Class B Invested Amount after giving effect to all transactions
          on such Distribution Date                                                                          $0.0000000







                                                             FIRST OF AMERICA BANK - MICHIGAN, N.A.,
                                                                  as Seller and Servicer


                                                  By:        /S/ JENNIFER D. COX
                                                  Name:      Jennifer D. Cox
                                                  Title:     Servicing Officer






                                                       RECEIVABLES

      Beginning of the Year Principal Receivables                                                       $661,321,407.47
      Beginning of the Year Finance Charge Receivables                                                    $8,519,957.53
      --------------------------------------------------------------------------------                  ---------------
      Beginning of the Year Total Receivables                                                           $669,841,365.00

      Removed Principal Receivables                                                                               $0.00
      Removed Finance Charge Receivables                                                                          $0.00
      --------------------------------------------------------------------------------                  ---------------
      Removed Total Receivables                                                                                   $0.00

      Additional Principal Receivables                                                                            $0.00
      Additional Finance Charge Receivables                                                                       $0.00
      --------------------------------------------------------------------------------                  ---------------
      Additional Total Receivables                                                                                $0.00

      End of the Year Principal Receivables                                                             $665,678,836.30
      End of the Year Finance Charge Receivables                                                          $8,423,029.04
      --------------------------------------------------------------------------------                  ---------------
      End of the Month Total Receivables                                                                $674,101,865.34

      Special Funding Account Balance                                                                             $0.00
      Aggregate Invested Amount (all Master Trust Series)                                               $500,000,000.00
      End of Year Seller Amount                                                                         $165,678,386.30
      End of Year Seller Percentage                                                                               33.14%


                                                 DELINQUENCIES AND LOSSES

      End of the Year Delinquencies                                                                     RECEIVABLES
                                                                                                        ---------------

          30 - 59 Days Delinquent                                                                         $7,482,350.45
          60 - 89 Days Delinquent                                                                         $4,180,382.91
          90+ Days Delinquent                                                                             $2,864,167.50
                                                                                                       ----------------

      Total 30+ Days Delinquent                                                                          $14,526,900.86

      Defaulted Amounts During the Year                                                                  $10,222,557.94

                                                     INVESTED AMOUNTS

      Class A Initial Invested Amount                                                                   $470,000,000.00
      Class B Initial Invested Amount                                                                    $30,000,000.00
      --------------------------------------------------------------------------------                  ---------------
      Total Initial Invested Amount                                                                     $500,000,000.00

      Class A Invested Amount                                                                           $470,000,000.00
      Class B Invested Amount                                                                            $30,000,000.00
      --------------------------------------------------------------------------------                  ---------------
      Total Invested Amount                                                                             $500,000,000.00

      Weighted Average Floating Allocation Percentage for 1995                                                  75.9793%

      Weighted Average Principal Allocation Percentage for 1995                                                 75.9793%

      Servicer Interchange Amount                                                                         $2,736,111.13
      Total Servicing Fee                                                                                 $2,736,111.13
      --------------------------------------------------------------------------------                  ---------------
      Total Servicing Compensation                                                                        $5,472,222.24

      Investor Default Amount                                                                             $7,786,031.03

                                                 CLASS A AVAILABLE FUNDS

      Class A Floating Percentage                                                                                 94.00%

          Class A Finance Charge Collections                                          $43,194,807.98
          Other Amounts                                                                  $306,510.81

      Total Class A Available Funds                                                                      $43,501,318.79

          Class A Interest                                                            $17,133,946.63
          Class A Servicing Fee                                                        $2,571,944.46
          Class A Investor Default Amount                                              $7,318,869.17

      Total Class A Excess Spread                                                                        $16,476,558.54

      Required Amount                                                                                             $0.00

                                                 CLASS B AVAILABLE FUNDS

      Class B Floating Percentage                                                                                  6.00%

          Class B Finance Charge Collections                                          $2,757,115.40
          Other Amounts                                                                  $19,564.52

      Total Class B Available Funds                                                                       $2,776,679.92

          Class B Interest                                                            $1,115,256.16
          Class B Servicing Fee                                                         $164,166.67
          Class B Investor Default Amount                                               $467,161.86

      Total Class B Excess Spread                                                                         $1,030,095.24

      Total Class B Items                                                                                         $0.00

                                                      EXCESS SPREAD

      Total Excess Spread                                                                                $17,506,653.77

          Excess Spread Applied to the Required Amount                                        $0.00
          Excess Spread Applied to Class A Investor Charge-Offs                               $0.00
          Excess Spread Applied to Class B Items                                              $0.00
          Excess Spread Applied to Class B Investor Charge-Offs                               $0.00
          Excess Spread Applied to Cash Collateral Account                                    $0.00
          Excess Spread Applied to Cash Collateral Fee                                  $102,494.44
          Excess Spread Applied to other amounts required under the Loan Agmt         $2,500,000.00

      Total Excess Spread Eligible for Group 1                                                           $14,904,159.33



                                     SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS

      Excess Finance Charge Collections Allocated to Series 1995-1                                                $0.00

          Excess Finance Charge Collections Applied to the Required Amount                    $0.00
          Excess Finance Charge Collections Applied to Class A Investor Charge-Offs           $0.00
          Excess Finance Charge Collections Applied to Class B Items                          $0.00
          Excess Finance Charge Collections Applied to Class B Investor Charge-Offs           $0.00
          Excess Finance Charge Collections Applied to Cash Collateral Account                $0.00
          Excess Finance Charge Collections Applied to Cash Collateral Fee                    $0.00
          Excess Finance Charge Collections Applied to other amounts owed Cash
          Collateral Depositor                                                                $0.00

      Total Excess Finance Charge Collections Eligible for Group 1                                                $0.00

                                                   YIELD AND BASE RATE

          Base Rate (Average for 1995)                                                      7.2488%

          Portfolio Yield (Average for 1995)                                               14.0202%

                                                  PRINCIPAL COLLECTIONS

      Class A Principal Percentage                                                                                94.00%

          Class A Principal Collections                                             $470,562,240.32

      Class B Principal Percentage                                                                                 6.00%

          Class B Principal Collections                                              $30,035,887.68

      Total Principal Collections                                                                       $500,598,128.00

      Reallocated Principal Collections                                                                           $0.00

      Shared Principal Collections Allocable from other Series                                                    $0.00

                                                  CLASS A AMORTIZATION

          Controlled Amortization Amount                                                      $0.00
          Deficit Controlled Amortization Amount                                              $0.00

      Controlled Distribution Amount                                                                              $0.00

                                                   CLASS B AMORTIZATION

          Controlled Amortization Amount                                                      $0.00
          Deficit Controlled Amortization Amount                                              $0.00

      Controlled Distribution Amount                                                                              $0.00

                                                   INVESTOR CHARGE-OFFS

      Class A Investor Charge-Offs                                                                                $0.00
      Class B Investor Charge-Offs                                                                                $0.00

      Previous Class A Charge-Offs Reimbursed                                                                     $0.00
      Previous Class B Charge-Offs Reimbursed                                                                     $0.00

                                                 CASH COLLATERAL ACCOUNT

      Required Cash Collateral Amount                                                                    $32,500,000.00

      Available Cash Collateral Amount                                                                   $32,500,000.00






                                                             FIRST OF AMERICA BANK - MICHIGAN, N.A.,
                                                                  as Seller and Servicer


                                                  By:        /S/ JENNIFER D. COX
                                                  Name:      Jennifer D. Cox
                                                  Title:     Servicing Officer
  /TABLE